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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest reported)   SEPTEMBER 13, 2001



MACKENZIE INVESTMENT MANAGEMENT INC.
(Exact name of registrant as specified in its chapter)



DELAWARE                              000-17994              59-2522153
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation                      File Number)           Identification No.)


    925 SOUTH FEDERAL HIGHWAY, SUITE 600
    BOCA RATON, FL                                                   33432
(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code    (561) 393-8900


NOT APPLICABLE
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)




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ITEM 5.  Other Events

         Due to the tragic events of September 11, 2001 and the resulting travel restrictions imposed by the U.S. Federal Aviation Administration, the Company has determined that the Annual and Special Meeting of Shareholders for Mackenzie Investment Management Inc. be re-scheduled for WEDNESDAY, SEPTEMBER 19, 2001 AT 9:00 AM at the offices of Mackenzie Financial Corporation, 150 Bloor Street West, Toronto, Ontario. On September 11, 2001, the Company determined to postpone the meeting scheduled for Thursday, September 13, 2001 and gave notice to that effect. No changes to the previously circulated Proxy Statement and the Management Information Circular have been made and any proxy votes previously remitted by shareholders with respect to the original meeting date of Thursday, September 13, 2001 are deemed valid in all respects.

No additional action needs to be taken by shareholders with respect to proxies previously submitted.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MACKENZIE INVESTMENT MANAGEMENT INC.
                                                 (Registrant)



Date:  September 13, 2001                 /s/ KEITH J. CARLSON
                                          --------------------------------------
                                          Keith J. Carlson
                                          President and Chief Executive Officer





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